Exhibit 99.1

Tidewater Reports First Quarter Results For Fiscal 2015

NEW ORLEANS, LA. August 5, 2014 — Tidewater Inc. (NYSE:TDW) announced today first quarter net earnings for the period ended June 30, 2014, of $43.7 million, or $0.88 per common share, on revenues of $385.7 million. For the same quarter last year, net earnings were $30.1 million, or $0.61 per common share, on revenues of $334.1 million. The immediately preceding quarter ended March 31, 2014, had net earnings of $43.4 million, or $0.88 per common share, on revenues of $367.8 million.

As previously announced, Tidewater will hold a conference call to discuss June quarterly earnings on Wednesday, August 6, 2014, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on August 6, 2014, and will continue until 11:59 p.m. Central time on August 8, 2014. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 37748027.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until September 6, 2014.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,
	2014	2013
Revenues:
Vessel revenues	$381,510	331,630
Other operating revenues	4,167	2,455
	385,677	334,085
Costs and expenses:
Vessel operating costs	217,244	196,161
Costs of other operating revenues	4,661	2,020
General and administrative	51,060	50,480
Vessel operating leases	6,540	4,031
Depreciation and amortization	43,111	40,108
Gain on asset dispositions, net	(2,943)	(2,140)
	319,673	290,660
Operating income	66,004	43,425
Other income (expenses):
Foreign exchange loss	(1,289)	(89)
Equity in net earnings of unconsolidated companies	5,283	4,420
Interest income and other, net	622	740
Interest and other debt costs, net	(13,129)	(8,913)
	(8,513)	(3,842)
Earnings before income taxes	57,491	39,583
Income tax expense	13,792	9,500
Net earnings	43,699	30,083
Less: Net earnings attributable to noncontrolling interests	26	---
Net earnings attributable to Tidewater Inc.	$43,673	30,083

Basic earnings attributable to Tidewater Inc. per common share	$0.88	0.61

Diluted earnings attributable to Tidewater Inc. per common share	$0.88	0.61

Weighted average common shares outstanding	49,580,038	49,226,911
Dilutive effect of stock options and restricted stock	282,986	331,090
Adjusted weighted average common shares	49,863,024	49,558,001

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

ASSETS	June 30, 2014	March 31, 2014
Current assets:
Cash and cash equivalents	$53,451	60,359
Trade and other receivables, net	291,341	252,421
Due from affiliate	430,167	429,450
Marine operating supplies	63,214	57,392
Other current assets	33,121	20,587
Total current assets	871,294	820,209
Investments in, at equity, and advances to unconsolidated companies	67,926	63,928
Properties and equipment:
Vessels and related equipment	4,519,296	4,521,102
Other properties and equipment	97,867	97,714
	4,617,163	4,618,816
Less accumulated depreciation and amortization	1,001,989	997,208
Net properties and equipment	3,615,174	3,621,608
Goodwill	283,699	283,699
Other assets	92,751	96,385
Total assets	$4,930,844	4,885,829

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$74,814	74,515
Accrued expenses	131,355	157,302
Due to affiliate	118,456	86,154
Accrued property and liability losses	3,264	3,631
Current portion of long term debt	10,395	9,512
Other current liabilities	71,489	70,567
Total current liabilities	409,773	401,681
Long-term debt	1,500,960	1,505,358
Deferred income taxes	110,146	108,929
Accrued property and liability losses	2,147	5,286
Other liabilities and deferred credits	184,756	179,204

Commitments and Contingencies

Equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 49,720,702 shares at June 30, 2014 and 49,730,442 shares at March 31, 2014	4,972	4,973
Additional paid-in capital	148,216	142,381
Retained earnings	2,575,339	2,544,255
Accumulated other comprehensive loss	(11,877)	(12,225)
Total stockholders’ equity	2,716,650	2,679,384
Noncontrolling Interests	6,412	5,987
Total equity	2,723,062	2,685,371
Total liabilities and equity	$4,930,844	4,885,829

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In thousands)

	Three Months Ended June 30,
	2014	2013
Net earnings	$43,699	30,083
Other comprehensive income/(loss):
Unrealized gains on available for sale securities, net of tax of $55 and $60	101	111
Amortization of loss on derivative contract, net of tax of $63 and $63	116	117
Change in other benefit plan minimum liability, net of tax of $70 and $0	131	---
Total comprehensive income	$44,047	30,311

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

		Three Months Ended June 30,
		2014	2013
Operating activities:
Net earnings		$43,699	30,083
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization		43,111	40,108
Provision (benefit) for deferred income taxes		2,432	(12,151)
Gain on asset dispositions, net		(2,943)	(2,140)
Equity in earnings of unconsolidated companies, less dividends		(3,998)	(3,398)
Compensation expense - stock-based		5,341	5,711
Excess tax benefit on stock options exercised		---	(12)
Changes in assets and liabilities, net:
Trade and other receivables		(39,044)	18,891
Changes in due to/from affiliate, net		31,552	(48,515)
Marine operating supplies		(5,822)	1,100
Other current assets		(12,534)	(11,589)
Accounts payable		(5,360)	(11,459)
Accrued expenses		(25,590)	(8,421)
Accrued property and liability losses		(367)	158
Other current liabilities		(616)	944
Other liabilities and deferred credits		817	876
Other, net		267	3,409
Net cash provided by operating activities		30,945	3,595
Cash flows from investing activities:
Proceeds from sales of assets		3,754	2,161
Proceeds from sale/leaseback of assets		13,400	---
Additions to properties and equipment		(39,874)	(156,434)
Payments for acquisition, net of cash acquired		---	(127,737)
Other		3	(665)
Net cash used in investing activities		(22,717)	(282,675)
Cash flows from financing activities:
Debt issuance costs		---	(2,699)
Principal payment on long-term debt		(3,959)	(97,490)
Debt borrowings		---	414,262
Proceeds from exercise of stock options		994	1,675
Cash dividends		(12,520)	(12,436)
Excess tax benefit on stock options exercised		---	12
Other		349	---
Net cash (used in) provided by financing activities		(15,136)	303,324
Net change in cash and cash equivalents		(6,908)	24,244
Cash and cash equivalents at beginning of period		60,359	40,569
Cash and cash equivalents at end of period		$53,451	64,813
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized		$24,385	3,980
Income taxes		$11,170	20,617
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment		$5,236	130
Increase in receivables due to sale of shipyard	$	---	9,500

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(Unaudited)

(In thousands)

		Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Non controlling interest	Total
Balance at March 31, 2014	$	4,973	142,381	2,544,255	(12,225)	5,987	2,685,371
Total comprehensive income		---	---	43,673	348	26	44,047
Exercise of stock options		3	997	---	---	---	1,000
Cash dividends declared ($.25 per share)		---	---	(12,589)	---	---	(12,589)
Amortization of restricted stock units		---	992	---	---	---	992
Amortization/cancellation of restricted stock		(4)	3,846	---	---	---	3,842
Cash received from noncontrolling interests		---	---	---	---	449	449
Cash paid to noncontrolling interests		---	---	---	---	(50)	(50)
Balance at June 30, 2014	$	4,972	148,216	2,575,339	(11,877)	6,412	2,723,062

Balance at March 31, 2013	$	4,949	119,975	2,453,973	(17,141)	---	2,561,756
Total comprehensive income		---	---	30,083	228	---	30,311
Exercise of stock options		5	1,688	---	---	---	1,693
Cash dividends declared ($.25 per share)		---	---	(12,499)	---	---	(12,499)
Amortization of restricted stock units		---	3,034	---	---	---	3,034
Amortization/cancellation of restricted stock		(3)	1,175	---	---	---	1,172
Balance at June 30, 2013	$	4,951	125,872	2,471,557	(16,913)	---	2,585,467

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters ended June 30, 2014 and 2013 and for the quarter ended March 31, 2014, were as follows:

	Quarter Ended June 30,				Quarter Ended March 31,
(In thousands)	2014	%	2013	%	2014	%
Vessel revenues:
Americas	$119,983	31%	90,244	27%	108,710	30%
Asia/Pacific	40,249	11%	42,956	13%	37,907	10%
Middle East/North Africa	55,539	15%	41,213	13%	48,783	14%
Sub-Saharan Africa/Europe	165,739	43%	157,217	47%	167,050	46%
Total vessel revenues	$381,510	100%	331,630	100%	362,450	100%
Vessel operating costs:
Crew costs	$111,285	29%	93,232	28%	100,951	28%
Repair and maintenance	47,732	13%	48,093	14%	49,322	14%
Insurance and loss reserves	5,394	1%	6,020	2%	5,274	1%
Fuel, lube and supplies	22,369	6%	18,805	6%	19,858	5%
Other	30,464	8%	30,011	9%	31,329	9%
Total vessel operating costs	217,244	57%	196,161	59%	206,734	57%
Vessel operating margin (A)	$164,266	43%	135,469	41%	155,716	43%

Note (A): The following table reconciles vessel operating margin as presented above to operating profit for the quarters ended June 30, 2014 and 2013 and for the quarter ended March 31, 2014:

	Quarter Ended June 30,				Quarter Ended March 31,
(In thousands)	2014		2013		2014
Vessel operating margin	$164,266		135,469		155,716
General and administrative – vessel operations	(37,669)		(33,810)		(35,275)
Vessel operating leases	(6,540)		(4,031)		(8,151)
Depreciation and amortization – vessel operations	(41,425)		(39,396)		(41,843)
Vessel operating profit	$78,632		58,232		70,447

The company’s other operating profit for the quarters ended June 30, 2014 and 2013 and for the quarter ended March 31, 2014, consists of the following:

	Quarter Ended June 30,				Quarter Ended March 31,
(In thousands)	2014		2013		2014
Other operating revenues	$4,167		2,455		5,383
Costs of other operating revenues	(4,661)		(2,020)		(5,588)
General and administrative – other operating activities	(1,059)		(825)		(1,026)
Depreciation – other operating activities	(870)		(2)		(292)
Other operating profit	$(2,423)		(392)		(1,523)

The company’s operating income and other components of earnings before income taxes, and its related percentage of total revenues for the quarters ended June 30, 2014 and 2013 and for the quarter ended March 31, 2014, were as follows:

	Quarter Ended June 30,				Quarter Ended March 31,
(In thousands)	2014	%	2013	%	2014	%
Vessel operating profit:
Americas	$30,208	8%	20,301	6%	21,381	6%
Asia/Pacific	(971)	(1%)	10,289	3%	8,016	2%
Middle East/North Africa	11,793	3%	10,123	3%	8,240	2%
Sub-Saharan Africa/Europe	37,602	10%	17,519	5%	32,810	9%
	78,632	20%	58,232	17%	70,447	19%
Other operating profit	(2,423)	(1%)	(392)	(<1%)	(1,523)	(<1%)
	76,209	19%	57,840	17%	68,924	19%
Corporate general and administrative expenses	(12,332)	(3%)	(15,845)	(5%)	(9,434)	(3%)
Corporate depreciation	(816)	(<1%)	(710)	(<1%)	(790)	(<1%)
Corporate expenses	(13,148)	(3%)	(16,555)	(5%)	(10,224)	(3%)

Gain on asset dispositions, net	2,943	1%	2,140	1%	2,363	1%
Operating income	$66,004	17%	43,425	13%	61,063	17%
Foreign exchange loss	(1,289)	(<1%)	(89)	(<1%)	(2,728)	(1%)
Equity in net earnings of unconsolidated companies	5,283	1%	4,420	1%	4,929	1%
Interest income and other, net	622	<1%	740	<1%	708	<1%
Interest and other debt costs, net	(13,129)	(3%)	(8,913)	(3%)	(12,733)	(3%)
Earnings before income taxes	$57,491	15%	39,583	12%	51,239	14%

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters ended June 30, 2014 and 2013 and the quarter ended March 31, 2014, were as follows:

	Quarter Ended June 30,		Quarter Ended March 31,
	2014	2013	2014
REVENUE BY VESSEL CLASS (in thousands):
Americas fleet:
Deepwater	$82,282	55,032	74,859
Towing-supply	29,517	27,670	26,073
Other	8,184	7,542	7,778
Total	$119,983	90,244	108,710
Asia/Pacific fleet:
Deepwater	$24,242	24,292	23,834
Towing-supply	15,037	17,722	13,114
Other	970	942	959
Total	$40,249	42,956	37,907
Middle East/North Africa fleet:
Deepwater	$19,467	15,852	16,114
Towing-supply	35,279	24,497	31,979
Other	793	864	690
Total	$55,539	41,213	48,783
Sub-Saharan Africa/Europe fleet:
Deepwater	$91,691	87,251	86,064
Towing-supply	55,436	54,860	59,803
Other	18,612	15,106	21,183
Total	$165,739	157,217	167,050
Worldwide fleet:
Deepwater	$217,682	182,427	200,871
Towing-supply	135,269	124,749	130,969
Other	28,559	24,454	30,610
Total	$381,510	331,630	362,450
UTILIZATION:
Americas fleet:
Deepwater	88.7%	77.8	83.7
Towing-supply	62.7	43.3	59.5
Other	69.3	82.2	78.4
Total	74.8%	60.1	73.2
Asia/Pacific fleet:
Deepwater	70.6%	92.7	84.7
Towing-supply	90.7	64.5	82.7
Other	100.0	100.0	100.0
Total	83.5%	72.2	84.1
Middle East/North Africa fleet:
Deepwater	72.1%	91.3	71.3
Towing-supply	93.6	72.1	88.2
Other	91.9	44.7	98.1
Total	87.8%	73.3	84.0
Sub-Saharan Africa/Europe fleet:
Deepwater	86.3%	79.3	83.1
Towing-supply	75.3	67.6	77.9
Other	78.1	70.2	89.2
Total	79.5%	71.8	83.3
Worldwide fleet:
Deepwater	83.8%	81.2	81.9
Towing-supply	78.4	60.8	76.6
Other	76.9	71.5	87.3
Total	79.8%	68.8	80.8

	Quarter Ended June 30,		Quarter Ended March 31,
	2014	2013	2014
AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater	$31,175	29,786	31,066
Towing-supply	16,559	15,161	16,220
Other	8,856	6,965	7,868
Total	$22,443	18,977	21,718
Asia/Pacific fleet:
Deepwater	$41,948	39,291	39,072
Towing-supply	13,017	13,022	12,383
Other	10,658	10,353	10,661
Total	$22,066	20,749	21,550
Middle East/North Africa fleet:
Deepwater	$25,081	21,202	20,524
Towing-supply	13,366	12,567	13,000
Other	4,742	4,750	3,912
Total	$15,502	14,316	14,258
Sub-Saharan Africa/Europe fleet:
Deepwater	$30,414	27,514	29,158
Towing-supply	16,867	15,386	16,542
Other	5,562	4,883	5,392
Total	$17,179	15,993	15,917
Worldwide fleet:
Deepwater	$31,061	28,572	29,730
Towing-supply	15,261	14,338	14,982
Other	6,306	5,496	5,905
Total	$18,701	16,976	17,525

The day-based utilization percentages, average day rates and the number of the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) by vessel class and in total for the quarters ended June 30, 2014 and 2013 and the quarter ended March 31, 2014, were as follows:

	Quarter Ended June 30,		Quarter Ended March 31,
	2014	2013	2014
UTILIZATION:
Deepwater vessels:
PSVs	86.8%	84.0	86.1
AHTS vessels	83.5	95.9	73.9
Towing-supply	84.9	81.7	84.4
Other	76.9	73.3	91.8
Total	83.7%	81.2	86.0
AVERAGE VESSEL DAY RATES:
Deepwater vessels:
PSVs	$30,802	28,689	29,735
AHTS vessels	34,116	29,561	31,158
Towing-supply	15,519	14,595	15,126
Other	6,706	5,843	6,126
Total	$19,627	17,955	18,287
AVERAGE VESSEL COUNT:
Deepwater vessels:
PSVs	76	69	76
AHTS vessels	12	11	12
Towing-supply	105	103	105
Other	52	53	52
Total	245	236	245

The company’s average number of vessels by class and geographic distribution for the quarters ended June 30, 2014 and 2013 and for the quarter ended March 31, 2014:

	Quarter Ended June 30,		Quarter Ended March 31,
	2014	2013	2014
Americas fleet:
Deepwater	33	27	32
Towing-supply	31	46	30
Other	15	14	14
Total	79	87	76
Less stacked vessels	8	25	10
Active vessels	71	62	66
Asia/Pacific fleet:
Deepwater	9	7	8
Towing-supply	14	24	14
Other	1	1	1
Total	24	32	23
Less stacked vessels	--	6	--
Active vessels	24	26	23
Middle East/North Africa fleet:
Deepwater	12	9	12
Towing-supply	31	30	31
Other	2	4	2
Total	45	43	45
Less stacked vessels	1	3	1
Active vessels	44	40	44
Sub-Saharan Africa/Europe fleet:
Deepwater	38	44	39
Towing-supply	48	58	52
Other	47	48	49
Total	133	150	140
Less stacked vessels	4	10	5
Active vessels	129	140	135
Active owned or chartered vessels	268	268	268
Stacked vessels	13	44	16
Total owned or chartered vessels	281	312	284
Vessels withdrawn from service	--	1	--
Joint-venture and other	11	10	11
Total	292	323	295

Note (B): Included in total owned or chartered vessels at June 30, 2014 and 2013 and at March 31, 2014, were 11, 41, and 15 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The table below summarizes the various commitments to acquire and construct new vessels, by vessel type, and ROVs as of June 30, 2014:

(In thousands)	Number of Vessels/ROVs	Shipyard Location	Delivery Dates	Total Cost	Amount Invested 6/30/14	Remaining Balance 6/30/14
Towing-supply:
7,145 BHP AHTS	6	International	1/2015 - 2/2016	$116,143	55,909	60,234
Deepwater:
246-foot PSV	2	International	8/2014
261-foot PSV	6	International	9/2015 – 6/2016
264-foot PSV	1	United States	10/2014
268-foot PSV	2	International	2/2015, 5/2015
275-foot PSV (A)	10	International	9/2014 – 7/2015
292-foot PSV	1	International	5/2016
300-foot PSV	2	United States	9/2015, 2/2016
310-foot PSV	2	United States	11/2015, 2/2016
Total Deepwater PSVs	26			843,784	230,331	613,453
Other:
Fast supply boat	1	International	---	8,014	8,014	---
Total vessel commitments	33			$967,941	294,254	673,687
Total ROV commitments	2	United States	11/2014	$14,980	3,694	11,286
Total commitments	35			$982,921	297,948	684,973

(A)	Two different international shipyards are constructing six and four 275-foot PSVs, respectively.

The table below summarizes by vessel class and vessel type the number of vessels and ROVs expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various commitments as discussed above:

	Quarter Period Ended
Vessel class and type	09/14	12/14	03/15	06/15	09/15	Thereafter
Deepwater PSVs	5	4	3	2	3	9
Towing-supply vessels	---	---	1	1	1	3
Other	---	---	---	---	---	1
Total vessel commitments	5	4	4	3	4	13
Total ROV commitments	---	2	---	---	---	---
Total commitments	5	6	4	3	4	13

(In thousands)
Expected quarterly cash outlay	$130,207	135,523	124,933	120,099	53,749	120,462	(B)

(B)	The $120,462 of ‘Thereafter’ vessel construction obligations are expected to be paid as follows: $70,034 during fiscal 2016 and $50,428 during fiscal 2017.